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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 26, 2004
                                         ------------------------


                             CHEVIOT FINANCIAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


     Federal                          0-50529                    56-2423720
------------------            ----------------------           ---------------
(State or other                (Commission File No.)            (IRS Employer
jurisdiction of                                                 Identification
incorporation or                                                Number)
organization)


                              3723 Glenmore Avenue
                             ----------------------
                             Cheviot, OH 45211-4744
                             ----------------------
                                 (513) 661-0457
                             ----------------------
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

             EXHIBIT NO.                       DESCRIPTION


                 99        Press release of Cheviot Financial Corp., dated
                           April 26, 2004, announcing the company's earnings for the three months ended March 31, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ----------------------


Date:                                       By:
      -------------------                      ------------------------------

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                                  EXHIBIT INDEX


   EXHIBIT NO.                   DESCRIPTION

       99 Press release of Cheviot Financial Corp., dated April 26, 2004, announcing the company's earnings for the three months ended March 31, 2004.